NUVEEN HIGH YIELD BOND FUND

SUPPLEMENT DATED JANUARY 1, 2011

TO THE SUMMARY PROSPECTUS DATED JANUARY 30, 2010

Effective January 1, 2011, Nuveen Asset Management, the fund’s investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the fund’s sub-adviser, and the fund’s portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the fund from the fund’s management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

John T. Fruit and Jeffrey T. Schmitz have been named portfolio managers of the fund, succeeding Andrew Stenwall, Wassim Abourjeili, Christian Romon, Emmanuel Labrinos and Steve Lee, who are no longer portfolio managers of the fund.

Mr. Fruit, CFA, is a Senior Vice President at Nuveen Asset Management, LLC. He entered the financial services industry in 1988 and joined FAF Advisors, Inc. (“FAF”) in 2001. Mr. Schmitz, CFA, is a Vice President at Nuveen Asset Management, LLC. He entered the financial services industry in 1987 and joined FAF in 2006. Prior to joining FAF, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency. Mr. Fruit and Mr. Schmitz joined Nuveen Asset Management, LLC on January 1, 2011, in connection with the firm’s acquisition of a portion of FAF’s asset management business

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-HYB-0111P